SUPPLEMENT DATED NOVEMBER 16, l998
            TO PROSPECTUS DATED FEBRUARY 1, 1998
                             OF
        GRADISON U.S. GOVERNMENT RESERVES (the "Fund")


The purpose of this supplement is to notify shareholders of several developments with respect to the Fund:

1-   The merger of the parent of McDonald & Company
  Securities Inc. ("McDonald") with KeyCorp was finalized on October 23, l998. McDonald, which has changed its name to McDonald Investments Inc., remains Investment Adviser for the Fund pursuant to an Investment Advisory Agreement dated October 23, l998. This Advisory Agreement will be submitted to shareholders for approval at a special meeting to be held early next year.

2-   The Distributor of the Fund has been changed to BISYS
  Fund Services Limited Partnership to comply with certain banking regulations.

3-   The Board of Trustees of the Trust has approved an
  Agreement and Plan of Reorganization for the Fund.  The
  Reorganization is subject to the approval of the shareholders and the Board of Trustees of the Victory
  Portfolios. The Reorganization will be submitted to shareholders at a special meeting to be held early next year. There can be no assurance that the shareholders of the Fund or the Board of Trustees of the Victory
  Portfolios will approve the Reorganization.

  If the Reorganization of the Fund is approved, shareholders will exchange their Fund shares for shares of the Victory Gradison Government Reserves Fund. The shares ofreceived by Gradison shareholders will have the same value as the total value of their Gradison Fund shares on the effective date of the Reorganization. (In other words, if you own $1,000 worth of Gradison U.S.
  Government Reserves shares, you will receive $1,000 worth of Victory Gradison Government Reserves shares.) The exchange of shares will not be taxable. Victory Gradison
  Government Reserves will be a new fund formed to continue the operations of the Gradison U.S. Government Reserves
  Fund and will have substantially the same investment objective and policies as the current Gradison U.S.
  Government Reserves Fund.  The Victory Gradison
  Government Reserves Fund is a "Series" or "Portfolio" of the Victory Portfolios, an open-end management investment company organized as a Delaware trust.